UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 18, 2008
Date of Report (Date of earliest event reported)

CELLCYTE GENETICS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52238	86-1127046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 220th Street SE, Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)

(425) 483-6101
(Registrant's telephone number, including area code)

5400 Carillon Point, Kirkland, Washington 98033
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

Item 8.01         Other Events

On January 18, 2008, CellCyte Genetics Corporation (the "Company") issued a news release entitled "CellCyte Genetics Corp. Responds to Plaintiff Law Firm Press Releases." This news release is attached as Exhibit 99.1 to this Current Report.

Item 9.01         Financial Statements and Exhibits

(a)        Financial Statements of Business Acquired

Not applicable.

(b)        Pro forma Financial Information

Not applicable.

(c)        Shell Company Transaction

Not applicable.

(d)        Exhibits
Exhibit	Description
99.1	News Release dated January 18, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CELLCYTE GENETICS CORPORATION
Date: January 18, 2008.	By: "Gary A. Reys" Gary A. Reys President, Chief Executive Officer and a director

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